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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 20, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA                30326
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 20, 2006, Novelis Inc. (the "Company") and Thomas Walpole entered into a letter agreement (the "Agreement") regarding the terms of his employment as the new President of Novelis Asia, effective February 1, 2007. Mr. Walpole will receive an annual base salary of $270,000, plus an expatriate premium equal to 10% of his base salary. In addition, Mr. Walpole is eligible for short term incentive pay with a target payout equal to 55% of his base salary annually, subject to an adjustment of two times the target or 110% of base salary, depending on performance. Mr. Walpole will also be able to participate in the Company's long-term incentive plan if it is approved by shareholders with a target annual opportunity level of $300,000 and he will receive certain perquisites, including a company automobile and driver, as well as tuition assistance for the education of Mr. Walpole's children. Mr. Walpole will also participate in the Company's employee health plans for expatriate employees. The Company has agreed to pay certain relocation costs and reimburse travel expenses in connection with Mr. Walpole's relocation and transition from Cleveland, Ohio to Seoul, Korea.

         On October 20, 2006, Mr. Walpole also entered into a Change in Control Agreement and Recognition Agreement with the Company. The terms of both of these agreements are substantially similar to the form Novelis Change in Control Agreement and Novelis Recognition Agreement filed by the Company as Exhibits
99.1 and 99.3 to the Form 8-K filed on September 27, 2006 and are incorporated herein by reference. Mr. Walpole's Change in Control Agreement will terminate upon the earlier of (i) December 31, 2008, unless a change in control event occurs on or before such date, or (ii) 24 months following the date of a change in control event. Mr. Walpole shall be entitled to the following payments if the Company terminates his employment other than for cause, or if he resigns for good reason, within six months before or 24 months after a change in control event:

         (a) a lump sum cash amount equal to two times the sum of (1) Mr. Walpole's base salary plus (2) his target short term incentive opportunity for the calendar year in which the change in control occurs; the lump sum cash amount will be reduced by the amount of retention-related and severance payments, if any, paid or payable to the officer other than pursuant to the Agreements or Replacement Agreements to avoid duplication of payments to the officer;

         (b) other benefits described in the Agreements or Replacement Agreements including a lump sum payment to assist Mr. Walpole with post-employment medical continuation coverage, life insurance benefits, and retirement benefits; and

         (c) a "gross-up" reimbursement for any excise tax liability imposed by
         Section 4999 of the Internal Revenue Code.

         Such payments shall not be made if Mr. Walpole's employment terminates because of death, disability, or retirement.

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         Under the Recognition Agreement, if Mr. Walpole remains continuously employed by the Company through the vesting dates of December 31, 2007 and December 31, 2008, he is entitled to a Recognition Award (as defined in the Recognition Agreement) payable in whole shares of the Company's common stock (or cash if the Company's shareholders do not approve the Novelis Inc. 2006 Incentive Plan at the Company's 2005 annual meeting of shareholders).

         Mr. Walpole will receive 7,000 shares of the Company's common stock issuable as a Recognition Award. One half of the Recognition Award is issuable on each of December 31, 2007 and December 31, 2008, provided that he remains continuously employed by the Company through such dates.

         In addition, in the event his employment is terminated by the Company on or before December 31, 2008, other than for cause, Mr. Walpole shall be entitled to a severance payment under the Recognition Agreement equal to the greater of (i) the amount of severance he would receive from the Company's standard severance program or (ii) the amount of 150% of his annual base salary, payable in a single lump sum. Such payment shall not be made if his employment terminates because of death disability or retirement.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

10.1 Letter Agreement, dated October 20, 2006, by and between Novelis Inc. and Thomas Walpole.

10.2 Change in Control Agreement, dated October 20, 2006, by and between Novelis Inc. and Thomas Walpole (incorporated by reference to
             Exhibit 99.1 to the Form 8-K filed by Novelis Inc. on
             September 27, 2006 (File No. 001-32312))

10.3 Recognition Agreement, dated October 20, 2006, by and between Novelis Inc. and Thomas Walpole (incorporated by reference to
             Exhibit 99.3 to the Form 8-K filed by Novelis Inc. on September 27, 2006 (File No. 001-32312))

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        NOVELIS INC.

Date:  October 26, 2006                                 By: /s/ Nichole Robinson
                                                            --------------------
                                                            Nichole Robinson
                                                            Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number       Description
-------      -------------------------------------------------------------------
10.1         Letter Agreement, dated October 20, 2006, by and between
             Novelis Inc. and Thomas Walpole.

10.2 Change in Control Agreement, dated October 20, 2006, by and between Novelis Inc. and Thomas Walpole (incorporated by reference to
             Exhibit 99.1 to the Form 8-K filed by Novelis Inc. on
             September 27, 2006 (File No. 001-32312))

10.3 Recognition Agreement, dated October 20, 2006, by and between Novelis Inc. and Thomas Walpole (incorporated by reference to
             Exhibit 99.3 to the Form 8-K filed by Novelis Inc. on September 27, 2006 (File No. 001-32312))